THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   Lincoln National Variable Annuity Account C

                              Multi-Fund(R) Select
                                  Multi-Fund(R)


       Supplement dated March 1, 2007 to the Prospectus dated May 1, 2006
                         As Supplemented October 2, 2006


This supplement updates the information outlined in the prospectus supplement dated October 2, 2006. It is for informational purposes only and requires no action on your part.

The Lincoln National Life Insurance Company and Lincoln National Variable Annuity Account C will not proceed with the fund substitution of Delaware VIP Value Fund described in the October 2, 2006 supplement. The Delaware VIP Value Fund will continue to be an active investment option under your contract.

If you have any questions about this supplement, please contact a Customer Service Consultant at 1-800-454-6265. Please retain this supplement for future reference.